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                                                                   EXHIBIT 10.20


                             INFOTOUCH CORPORATION
                           1994 STOCK INCENTIVE PLAN


                                   ARTICLE 1
                            General Purpose of Plan

   The name of this plan is the InfoTouch Corporation 1994 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable InfoTouch Corporation (the "Corporation") and any Parent or any Subsidiary to obtain and retain the services of the types of employees, consultants, officers and Directors who will contribute to the Corporation's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Corporation.

                                   ARTICLE 2
                                  Definitions

    For purposes of the Plan, the following terms shall be defined as set forth below:

     "Administrator" shall have the meaning as set forth in Article 3.

     "Board" means the Board of Directors of the Corporation.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     "Committee" means a committee of at least two Directors appointed by the Board to administer the Plan.

     "Corporation" means InfoTouch Corporation, a corporation organized under the laws of the State of Delaware (or any successor corporation).

     "Date of Grant" means the date on which the Administrator adopts a resolution expressly granting a Stock Option to a Participant.

     "Director" means a member of the Board.

     "Disability" means permanent and total disability as defined by the Administrator.

     "Eligible Person" means an employee, former employee, officer, consultant or Director of the Corporation, any Parent or any Subsidiary.
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     "Exercise Price" shall have the meaning set forth in Section 6.2(d) of the
Plan.

     "Fair Market Value" per share at any date shall mean (i) if the Stock is listed on an exchange or exchanges, or admitted for trading in a market system which provides last sale data under Rule 11Aa3-1 of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended (a "Market System"), the last reported sales price per share on the last business day prior to such date on the principal exchange on which it is traded, or in such a Market System, as applicable, or if no sale was made on such day on such principal exchange or in such a Market System, as applicable, the last reported sales price per share on the most recent day prior to such date on which a sale was reported on such exchange or such Market System, as applicable; or (ii) if the Common Stock is not then traded on an exchange or in such a Market System, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date; or (iii) if the Common Stock is not listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Administrator.

     "Incentive Stock Option" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     "Non-Statutory Option" means a Stock Option intended to not qualify as an Incentive Stock Option.

     "Option Holder" means an Eligible Person who has been granted a Stock Option pursuant to the Plan.

     "Parent" means any present or future corporation which would be a "parent corporation" as that term is defined in Section 424 of the Code.

     "Participant" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Article 3, to receive grants of Stock Options.

     "Plan" means the InfoTouch Corporation 1994 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

     "Retirement" means retirement from active employment with the Corporation or any Parent or Subsidiary as defined by the Administrator.

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     "Special Terminating Event" with respect to a Participant shall mean the death, Disability or Retirement of that Participant.

     "Stock" means the Common Stock, par value $0.01 per share, of the Corporation.

     "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Article 6.

     "Stock Option Agreement" shall have the meaning set forth in Section 6.2 of the Plan.

     "Subsidiary" means any present or future corporation which would be a "subsidiary corporation" as that term is defined in Section 424 of the Code.

     "Ten Percent Shareholder" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424(d) of the Code, Stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                                   ARTICLE 3
                                 Administration

     Section 3.1    The Administrator.
                    -----------------

     (a) Administrator.  The Plan shall be administered by either (i) the Board;
         -------------
or (ii) the Committee (the group that administers the Plan is referred to as the "Administrator").

     (b) Powers in General.  The Administrator shall have the power and
         -----------------
authority to grant Stock Options to Eligible Persons, pursuant to the terms of the Plan.

     (c) Specific Powers.  In particular, the Administrator shall have the
         ---------------
authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Corporation, any instrument required to carry out the purposes of the Plan; (iv) to determine when Stock Options are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Stock Options shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Stock Option; (vii) to prescribe the terms and conditions of each Stock Option, including, without limitation, the exercise price and medium of payment, to

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determine whether the Stock Option is to be an Incentive Stock Option or a Non-
Statutory Option and to specify the provisions of the Stock Option Agreement relating to such Stock Option; (viii) to amend any outstanding Stock Options for the purpose of modifying the time or manner of vesting, or the Exercise Price, as the case may be, thereunder or otherwise, subject to applicable legal restrictions and to the consent of the other party to such agreement; (ix) to determine when a consultant's relationship with the Corporation is sufficient to constitute the equivalent of employment with the Corporation for purposes of the Plan; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; and (xi) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

     (d) Decisions Final.  All decisions made by the Administrator pursuant to
         ---------------
the provisions of the Plan shall be final and binding on the Corporation and the Participants.

     (e) The Committee.  The Board may, in its sole and absolute discretion,
         -------------
from time to time delegate any or all of its duties and authority with respect to the Plan to a Committee of not less than two Directors to be appointed by and to serve at the pleasure of the Board. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of two Directors, the unanimous vote of its members, whether present or not, or by the written consent of the majority of its members or, in the case of a committee comprised of two Directors, the unanimous written consent of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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                                   ARTICLE 4
                             Stock Subject to Plan

     Section 4.1    Stock Subject to the Plan.  Subject to adjustment as
                    -------------------------
provided in Article 7, the total number of shares of Stock reserved and available for issuance under the Plan shall be 300,000 shares. Shares reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     Section 4.2    Unexercised Stock Options; Reacquired Shares.  To the extent
                    --------------------------------------------
that any Stock Options expire or are otherwise terminated without being exercised, the shares underlying such Stock Options (and shares related thereto) shall again be available for issuance in connection with future Stock Options under the Plan. Shares acquired by the Corporation upon exercise of Stock Options pursuant to Section 6.2(f) shall not increase the number of shares available for issuance under the Plan.

                                   ARTICLE 5
                                  Eligibility

     Officers, employees, former employees, bona fide consultants and Directors
                                            ---- ----
of the Corporation, any Parent or any Subsidiary, who are responsible for or contribute to the management, growth or profitability of the business of the Corporation, any Parent or any Subsidiary, shall be eligible to be granted Stock Options hereunder, subject to limitations set forth in this Plan; provided, however, that only officers and employees shall be eligible to be granted Incentive Stock Options hereunder.

                                   ARTICLE 6
                                 Stock Options

     Section 6.1    General.  Stock Options granted under the Plan may be either
                    -------
Incentive Stock Options or Non-Statutory Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option grants need not be the same with respect to each Option Holder or each Stock Option granted.

     Section 6.2    Terms and Conditions of Stock Options.  Each Stock Option
                    -------------------------------------
granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement between the Corporation and the Option Holder, which Agreement shall comply with and be subject to the following terms and conditions:

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     (a) Consultant's or Employee's Agreement.  Each employee receiving a Stock
         ------------------------------------
Option under the Plan shall agree to remain in the employ of and to render services to the Corporation, any Subsidiary or any Parent, as the Board may from time to time direct, for a period of one year from the date the option is granted, but such agreement shall not obligate the Corporation, any Subsidiary or any Parent to continue to employ the optionee for any period whatsoever. The sole remedy of the Corporation for breach of this employment agreement by the Option Holder shall be cancellation of the Stock Option granted to the employee. Each consultant receiving a Stock Option under the Plan shall agree to render services to the Corporation, any Subsidiary or any Parent, in accordance with the terms of such consultant's engagement by the Corporation for the term of such engagement. The Corporation, in addition to such other remedies as it may have pursuant to the terms of the Corporation's engagement of the consultant, may cancel the Stock Option granted to the consultant upon any default by the consultant pursuant to the terms of such consultant's engagement.

     (b) Number of Shares.  Each Stock Option Agreement shall state the number
         ----------------
of shares of Stock to which the Stock Option relates.

     (c) Type of Option.  Each Stock Option Agreement shall identify the portion
         --------------
(if any) of the Stock Option which constitutes an Incentive Stock Option.

     (d) Exercise Price.  Each Stock Option Agreement shall state the price at
         --------------
         which shares subject to the Stock Option may be purchased (the "Exercise Price"), which shall with respect to Incentive Stock Options be not less than 100% of the Fair Market Value of the shares of Stock on the Date of Grant. In the case of Non-Statutory Options, the Exercise Price shall be determined in the sole discretion of the Administrator; provided, however, that the Exercise Price shall be no less than 85% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Statutory Option. In the case of either an Incentive Stock Option or a Non-Statutory Option granted to a Ten Percent Shareholder, the Exercise Price shall not be less than 110% of such Fair Market Value.

     (e) Value of Shares.  The Fair Market Value of the shares of Stock
         ---------------
(determined as of the Date of Grant) with respect to which Incentive Stock Options are first

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exercisable by an Option Holder under this Plan and all other incentive option plans of the Corporation and any Parent or Subsidiary in any calendar year shall not, for such year, in the aggregate, exceed $100,000; but this Section 6.2(e) shall not affect the right of the Administrator to accelerate or otherwise alter the time of vesting of any Options granted as Incentive Stock Options, even, if as a result thereof, some of such Options cease being Incentive Stock Options.

     (f) Medium and Time of Payment.  The Exercise Price shall be paid in full,
         --------------------------
at the time of exercise, in cash or cash equivalents or, with the approval of the Administrator, in shares of Stock which have been held by the Option Holder for a period of at least six calendar months preceding the date of surrender and which have a Fair Market Value equal to the Exercise Price, or in a combination of cash and such shares, and may be effected in whole or in part (i) with monies received from the Corporation at the time of exercise as a compensatory cash payment; or (ii) to the extent that the Exercise Price exceeds the par value of the shares so purchased, with monies borrowed from the Corporation in accordance with Section 9.5.

     (g) Term and Exercise of Stock Options.  Stock Options shall be exercisable
         ----------------------------------
over the exercise period at the times the Administrator may determine, as reflected in the related Stock Option Agreements. The Stock Option Agreements shall provide that Option Holders shall have the right to exercise the Stock Options at the rate of at least 20% per year over 5 years from the Date of Grant of such Stock Options; provided, however, that the Administrator reserves the right to provide for alternate vesting schedules for senior executives of the Corporation. The exercise period of any Stock Option shall be determined by the Administrator, but shall not exceed ten years from the Date of Grant of the Stock Option. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the exercise period shall be determined by the Administrator, but shall not exceed five years from the Date of Grant of the Stock Option. The exercise period shall be subject to earlier termination upon the occurrence of either a Special Terminating Event, as provided in Section 9.6, or the Termination of Employment, as provided in Section 9.7. A Stock Option may be exercised, as to any or all full shares of Stock as to which the Stock Option has become exercisable, by giving written notice of such exercise to the Corporation.

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                                   ARTICLE 7
                                  Adjustments

     Section 7.1    Effect of Certain Changes.
                    -------------------------

     (a) Stock Dividends, Splits, Etc..  If there is any change in the number of
         -----------------------------
outstanding shares of Stock through the declaration of Stock dividends or through a recapitalization resulting in Stock splits, or combinations or exchanges of the outstanding shares, (i) the number of shares of Stock available for Stock Options, (ii) the number of shares covered by outstanding Stock Options, and (iii) the Exercise Price of any Stock Option in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

     (b) Liquidating Event.  In the event of the proposed dissolution or
         -----------------
liquidation of the Corporation, or in the event of any corporate separation or division, including, but not limited to, a split-up, split-off or spin-off (each, a "Liquidating Event"), the Administrator may provide that the holder of any Stock Option then exercisable shall have the right to exercise such Stock Option (at the price provided in the Stock Option Agreement) subsequent to the Liquidating Event, and for the balance of its term, solely for the kind and amount of shares of Stock and other securities, property, cash or any combination thereof receivable upon such Liquidating Event by a holder of the number of shares of Stock for or with respect to which such Stock Option might have been exercised immediately prior to such Liquidating Event; or the Administrator may provide, in the alternative, that each Stock Option granted under the Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30 days written notice of the date so fixed shall be given to each Option Holder and if such notice is given, each Option Holder shall have the right, during the period of 30 days preceding such termination, to exercise the Stock Option as to all or any part of the shares of Stock covered thereby, without regard to any installment or vesting provisions in his or her Stock Option Agreement, on the condition, however, that the Liquidating Event actually occurs; and if the Liquidating Event actually occurs, such exercise shall be deemed effective (and, if applicable, the Option Holder shall be deemed a shareholder with respect to the Stock Options exercised) immediately preceding the occurrence of the Liquidating Event, or the date of record

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for shareholders entitled to share in such Liquidating Event, if a record date is set.

     (c) Merger or Consolidation.  In the case of any capital reorganization,
         -----------------------
any reclassification of the Common Stock (other than a change in par value or recapitalization described in Section 7.1(a) of the Plan), or the consolidation of the Corporation with, or a sale of substantially all of the assets of the Corporation to (which sale is followed by a liquidation or dissolution of the Corporation), or merger of the Corporation with another person (a "Reorganization Event"), the Administrator shall be obligated to determine whether the Reorganization Event shall constitute a "Liquidity Event," and to deliver to Option Holders at least 15 days prior to such Reorganization Event a notice which shall (i) indicate whether the Reorganization Event is a Liquidity Event, (ii) indicate whether the Liquidity Event shall result in the acceleration of the vesting provisions of this Option, and (iii) advise the Option Holder of his or her rights pursuant to the Stock Option Agreement. If the Reorganization Event is determined to be a Liquidity Event, in its sole and absolute discretion, the surviving corporation may, but shall not be obligated to, (i) tender stock options to the Option Holder with respect to the surviving corporation which shall contain terms and provisions that substantially preserve the rights and benefits of this Stock Option, and (ii) in the event that no stock options have been tendered by the surviving corporation pursuant to the terms of item (i) immediately above, the Option Holder shall have the right exercisable during a ten-day period ending on the fifth day prior to the Reorganization Event to exercise his or her Stock Options in whole or in part, and if so determined by the Administrator, without regard to any installment provisions under his or her Stock Option Agreement, on the condition, however, that the Reorganization Event is actually effected; and if the Reorganization Event is actually effected, such exercise shall be deemed effective (and, if applicable, the Option Holder shall be deemed a shareholder with respect to the Stock Options exercised) immediately preceding the effective time of the Reorganization Event (or on the date of record for shareholders entitled to share in the securities or property distributed in the Reorganization Event, if a record date is set). If the Reorganization Event is not determined to be a Liquidity Event, the Option Holder shall thereafter be entitled upon exercise of the Stock Option to purchase the kind and number of shares of stock or other securities or property of the surviving corporation receivable upon such event by a holder of the number of shares of the Common Stock which the Option entitles the Option Holder to purchase from the Corporation immediately prior to such event, and in any

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such case, appropriate adjustment shall be made in the application of the provisions set forth in this Plan with respect to the Option Holder's rights and interests thereafter, to the end that the provisions set forth in the Stock Option Agreement (including the specified changes and other adjustments to the Exercise Price) shall thereafter be applicable in relation to any shares or other property thereafter purchasable upon exercise of the Stock Option.

     (d) Where Corporation Survives.  Section 7.1(c) shall not apply to a merger
         --------------------------
or consolidation in which the Corporation is the surviving corporation unless shares of Stock are converted into or exchanged for securities other than publicly-traded common stock, cash (excluding cash in payment for actual shares) or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive an amount of money payable by cash or cash equivalent or other property) of the shares of Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Administrator may provide that the holder of each Stock Option then exercisable shall have the right to exercise such Stock Option solely for the kind and amount of shares of Stock and other securities (including those of any new direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification change, consolidation or merger by the holder of the number of shares of Stock for which such Stock Option might have been exercised.

     (e) Surviving Corporation Defined.  The determination as to which party to
         -----------------------------
a merger or consolidation is the "surviving corporation" shall be made on the basis of the relative equity interests of the shareholders in the corporation existing after the merger or consolidation, as follows: if immediately following any merger or consolidation the holders of outstanding voting securities of the Corporation immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger or consolidation, then for purposes of this Plan, the Corporation shall be the surviving corporation. In all other cases, the Corporation shall not be the surviving corporation. In making the determination of ownership by the shareholders of a corporation immediately after the merger or consolidation, of equity securities pursuant to this Section

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7.1(e), equity securities which the shareholders owned immediately before the merger or consolidation as shareholders of another party to the transaction shall be disregarded. Further, for purposes of this Section 7.1(e) only, outstanding voting securities of a corporation shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

     (f) Par Value Changes.  In the event of a change in the Stock of the
         -----------------
Corporation as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

     (g) Decision of Administrator Final.  To the extent that the foregoing
         -------------------------------
adjustments relate to Stock or securities of the Corporation, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each Incentive Stock Option granted pursuant to the Plan shall not be adjusted without the prior consent of the holder thereof in a manner that causes such Stock Option to fail to continue to qualify as an Incentive Stock Option.

     (h) No Other Rights.  Except as hereinbefore expressly provided in this
         ---------------
Article 7, no Option Holder shall have any rights by reason of any subdivision or consolidation of shares of Stock or the payment of any dividend or any other increase or decrease in the number of shares of Stock of any class or by reason of any liquidating event, merger, or consolidation of assets or stock of another corporation, or any other issue by the Corporation of shares of Stock of any class, or securities convertible into shares of Stock of any class; and except as provided in this Article 7, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Stock Options. The grant of a Stock Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     (i) No Rights as Shareholder.  Except as specifically provided in this
         ------------------------
Article 7, an Option Holder or a transferee of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Options until the date of the issuance of a Stock certificate to him or her for

                                      -11-
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such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 7.1(b) or 7.1(c).

                                   ARTICLE 8
                           Amendment and Termination

     The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under any Stock Option theretofore granted without such Participant's consent, or which without the approval of the shareholders would:

     (a) except as provided in Article 7, materially increase the total number of shares of Stock reserved for the purposes of the Plan;

     (b) materially increase the benefits accruing to Participants or Eligible Persons under the Plan; or

     (c) materially modify the requirements for eligibility under the Plan.

     The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Article 3, no such amendment shall impair the rights of any holder without his or her consent.

                                   ARTICLE 9
                              General Provisions

     Section 9.1    General Restrictions.
                    --------------------

     (a)  No View to Distribute.    The Administrator may require each person
          ---------------------
acquiring shares of Stock pursuant to the Plan to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

     (b) Legends.  All certificates for shares of Stock delivered under the Plan
         -------
shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the

Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     Section 9.2    Other Compensation Arrangements.  Nothing contained in this
                    -------------------------------
Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     Section 9.3    Withholding Taxes.  Each Participant shall, no later than
                    -----------------
the date as of which the value derived from a Stock Option first becomes includable in the gross income of the Participant for income tax purposes, pay to the Corporation, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Stock Option or its exercise. The obligations of the Corporation under the Plan shall be conditioned upon such payment or arrangements and the Participant shall, to the extent permitted by law, have the right to request that the Corporation deduct any such taxes from any payment of any kind otherwise due to the Participant.

     Section 9.4    Indemnification.  In addition to such other rights of
                    ---------------
indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrators shall be indemnified by the Corporation against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which they or any one of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by them in settlement thereof (provided that the settlement has been approved by the Corporation, which approval shall not be unreasonably withheld) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Corporation, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Corporation the opportunity at its own expense to handle and defend such action, suit or proceeding.

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

     Section 9.5    Loans.  The Corporation may make loans to Option Holders as
                    -----
the Administrator, in its discretion, may determine in connection with the exercise of outstanding Stock Options granted under the Plan. Such loans shall
(i) be evidenced by promissory notes entered into by the holders in favor of the Corporation; (ii) be subject to the terms and conditions set forth in this
Section 9.5 and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine; and (iii) bear interest, if any, at such rate as the Administrator shall determine. In no event may the principal amount of any such loan exceed the Exercise Price less the par value of the shares of Stock covered by the Stock Option, or portion thereof, exercised by the Option Holder. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and applicable interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed 10 years. Unless the Administrator determines otherwise, when a loan shall have been made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Corporation as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     Section 9.6    Special Terminating Events.  If a Special Terminating Event
                    --------------------------
occurs, all Stock Options theretofore granted to such Option Holder may, unless earlier terminated in accordance with their terms, be exercised by the Option Holder or by his or her estate or by a person who acquired the right to exercise such Stock Option by bequest or inheritance or otherwise by reason of the death or Disability of the Option Holder, at any time within one year after the date of the Special Terminating Event. Notwithstanding the foregoing, an Incentive Stock Option shall only be exercisable at any time within three months after the date of Retirement or termination of employment of an Option Holder.

     Section 9.7    Termination of Employment.  Except as provided in this
                    -------------------------
Section 9.7, no Stock Option may be exercised unless the Option Holder is then a Director of the Corporation, or in the employ of the Corporation or any Parent or Subsidiary, or rendering services as a consultant to the Corporation or any Parent or Subsidiary, and unless he or she has remained continuously so employed or engaged since the Date of Grant. If the employment or services of an Option Holder shall terminate (other than by reason of a Special Terminating Event), all Stock Options previously granted to the Option Holder which are exercisable at the time of such termination may be exercised for the period ending ninety days after such termination, unless otherwise provided in the Stock Option Agreement; provided, however, that no Stock Option may be exercised following the date of its expiration. Nothing in the Plan or in any Stock Option granted pursuant to the Plan shall confer upon an employee any right to continue in the employ of the Corporation or any Parent or Subsidiary or interfere in any way with the right of the Corporation or any Parent or Subsidiary to terminate such employment at any time.

     Section 9.8    Transfer of Stock Options.  Each Stock Option Agreement
                    -------------------------
shall provide that the Stock Option shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, and Stock Options may be exercised, during the lifetime of the Option Holder, only by the Option Holder or by his or her guardian or legal representative.

     Section 9.9    Regulatory Matters.  Each Stock Option Agreement shall
                    ------------------
provide that no shares shall be purchased or sold thereunder unless and until
(i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Corporation and its counsel, and (ii) if required to do so by the Corporation, the Option Holder shall have executed and delivered to the Corporation a letter of investment intent in such form and containing such provisions as the Administrator may require.

     Section 9.10  Recapitalizations.  Each Stock Option Agreement shall contain
                   -----------------
provisions which reflect those provisions set forth in Article 7.

     Section 9.11   Delivery.  Upon exercise of a Stock Option granted under
                    --------
this Plan, the Corporation shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Corporation may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

     Section 9.12   Other Provisions.  The Stock Option Agreements authorized
                    ----------------
under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Stock Options, as the Administrator may deem advisable.

                                  ARTICLE 10
                            Effective Date of Plan

     The Plan shall become effective on the date on which the Plan is adopted by the Board, subject to approval by the Corporation's shareholders, which approval must be obtained within one year from the date the Plan is adopted by the Board.

                                  ARTICLE 11
                                 Term of Plan

     No Stock Option shall be granted pursuant to the Plan on or after March 15, 2004, but Stock Options theretofore granted may extend beyond that date.

                                  Article 12
                         Information to Option Holders

     The Corporation will cause a report to be sent to each Option Holder not later than 120 days after the end of each fiscal year. Such report shall consist of the financial statements of the Corporation for such fiscal year and shall include such other information as is provided by the Corporation to its shareholders.